                                                                     Exhibit 99i


                               POWERTEL USA, INC.



                                    97-30265


                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                                  DECEMBER 1997




The Debtor in Possession is filing an incomplete Monthly Operating Report due to the lack of complete records. The former officers of PowerTel, USA. Inc. have not cooperated with the Debtor by providing the necessary information. The Books and Records are missing. Therefore, it is impossible for the Debtor to file a complete Monthly Operating Report.






                                /s/ Richard Cascarilla
                                ---------------------------------------
                                RICHARD A. CASCARILLA, PRESIDENT
                                DEBTOR IN POSSESSION

                                  BALANCE SHEET
                                DECEMBER 31, 1997

                                     Assets

Current Assets:

           Cash                                                                 $    91,964.13
                                                                                --------------

                     Accounts Receivable                $
                                                        --------------
                     Allowance for Doubtful
                               Accounts                 $
                                                        --------------
                     Accounts Receivable (Net)                                  $
                                                                                --------------
                     Inventory                                                  $
                                                                                --------------
                     Prepaid Expenses                                           $
                                                                                --------------

                     Total Current Assets                                                           $   91,964.13
                                                                                                    -------------

Property and Equipment (Fair Market Value)

                     Real Property                      $
                                                        --------------
                     Machinery and Equipment            $ 5,700,000.00
                                                        --------------
                     Furniture and Fixtures             $
                                                        --------------
                     Office Equipment                   $
                                                        --------------
                     Leasehold Improvements             $
                                                        --------------
                     Vehicles                           $
                                                        --------------
                     Other                              $
                                                        --------------

                     Total Property and Equipment                                                    $ 5,700,000.00
                                                                                                     --------------
Investments:

                               Total Assets:                                                         $ 5,791,964.13
                                                                                                     --------------

                                   LIABILITIES
                                DECEMBER 31, 1997

Postpetition Liabilities (Accrued and Unpaid)

           Salaries & Wages                             $
                                                        --------------
           Payroll Taxes                                $     6,514.90
                                                        --------------
           Sales Taxes                                  $
                                                        --------------
           Income Taxes                                 $
                                                        --------------
           Real Property Taxes                          $
                                                        --------------
           Personal Property Taxes                      $
                                                        --------------
           Accounts Payable                             $
                                                        --------------
           Postpetition Real Property
                     Lease Arrearages                   $
                                                        --------------
           Postpetition Equipment
                     Lease Arrearages                   $
                                                        --------------
           Accrued Professional Fees
           Other                                        $
                                                        --------------
                                                        $
                                                        --------------

           Total Postpetition Liabilities                                  $     6,514.90
                                                                           --------------

Prepetition Liabilities

           Priority Debt (Schedule A-1)                 $
                                                        --------------
           Secured Debt (Schedule A-2)                  $
                                                        --------------
           Unsecured Debt (Schedule A-3)                $
                                                        --------------

           Total Prepetition Liabilities                                   $
                                                                           --------------

Shareholder's Equity

           Common Stock                                 $
                                                        --------------
           Paid-In Capital                              $ 5,700,000.00
                                                        --------------
           Retained Earnings                            $    85,449.23
                                                        --------------

           Total Shareholder's Equity                                      $ 5,785,449.23
                                                                           --------------

           Total Liabilities & Equity                                      $ 5,791,964.13
                                                                           --------------

                                 RECAPITULATION
                                December 31, 1997

Balance from Prior Month

           General Account                                                                $   2,989.47
                                                                                          ------------
                     Bank                 CHASE
                     Branch               NEW YORK
                     Account              #312731324365

           General Account                                                                $ 127,219.65
                                                                                          ------------
                     Bank                 FIRST OF AMERICA BANK, N.A., MICHIGAN
                     Branch               OKEMOS, MICHIGAN
                     Account #            62-3007936-7

           Tax Account                                                                    $
                                                                                          ------------
                     Bank
                     Branch
                     Account #

Balance to Carry Forward to Next Month

             General Account              #312731324365                                   $        -0-
                                                                                          ------------

             General Account              #62-3007936-7                                   $  91,964.13
                                                                                          ------------

             Tax Account                                                                  $
                                                                                          ------------

POWERTEL USA, INC.
EAST LANSING, MICHIGAN
BANK ACCOUNT SUYIWIES
#97-30265
(PTELBANK.127)
DECEMBER 31, 1997


                                                         FIRST OF
DATE                 DESCRIPTION                          AMERICA                       CHASE                TOTALS
----                 -----------                          -------                       -----                ------
12.01.97       BEGINNING BALANCE                         127219.65                      2989.47              130209.12
                                                         ---------                      -------              ---------

12.31.97       DIVIDEND EARNED                                                             3.21                   3.21
12.31.97       TRANSFER FROM CHASE                          267.43                                              267.43
12.31.97       BOND REFUND                                  920.00                                              920.00
                                                         ---------                      -------              ---------

12.31.97       TOTAL DEPOSITS                              1187.43                         3.21                1190.64
                                                         ---------                      -------              ---------


12.09.97       WALTERS & HAVERFIELD                      15000.00                                             15000.00
12.09.97       SMITH, KATZNSTEN & FURLOW                 10000.00                                             10000.00
12.09.97       S. HARRIS                                                                2725.25                2725.25
12.09.97       TRANSFER TO FIRST OF AMERICA                                              267.43                 267.43
12.09.97       WIRE TRANSFER FEES                            30.00                                               30.00
12.31.97       CHECKS WRITTEN PER ATTACHED                11412.95                          .00               11412.95
                                                         ---------                      -------              ---------

12.31.97       TOTAL DISBURSEMENTS                        36442.95                      2992.68               39435.63
                                                         ---------                      -------              ---------

12.31.97       BALANCE                                    91964.13                          .00               91964.13
                                                         =========                      =======              =========

RUN DATE: 1/13/98              POWERTEL USA, INC.                PAGE: I
SYS DATE: 12/31/97            TRANSACTION JOURNAL                TIME: 10:32 AM

SOURCE               POSTING              CREDIT
JOURNAL              DATE                 ACCOUNT NO                               BATCH TOTAL                    JOURNAL COMMENT

CD-0001              12/31/97             1020-000-00                              11,412.95                      DISBURSEMENTS

CHECK NO             DATE                 COMMENT                                  DEBIT ACCT                     TRANS AMOUNT
--------             ----                 -------                                  ----------                     ------------
0001034              12/01/97             RICHARD CASCARILLA                       8100-000-00                       3,200.00
0001035              12/01/97             CASEY & BOOG                             6600-000-00                          95.00
0001036              12/01/97             AMERITECH                                7800-000-00                          87.50

0001037              12/10/97             FIRST OF AMERICA                         2110-001-00                         474.30
0001037              12/10/97             FIRST OF AMERICA                         2110-002-00                         884.50
0001037              12/10/97             FIRST OF AMERICA                         2110-005-00                         474.30
                                                                                                                     --------
                                                    CHECK 0001037 TOTALS                                             1,833.10

0001038              12/15/97             CASEY & BOOG                             6600-000-00                          95.00
0001039              12/19/97             ROBERT J. LINDBERG CPA                   5050-000-00                         661.50
0001040              12/25/97             KNUTSON TRAVEL PORT                      7900-000-00                         436.00
0001041              12/26/97             UPS                                      6000-000-00                          11.00
0001042              12/26/97             RICHARD CASCARILLA                       8100-000-00                       3,200.00
0001043              12/26/97             H. LAWRENCE HEATH                        8100-000-00                         991.20
0001044              12/30/97             MIKE KASOUFF                             7900-000-00                         411.00
0001045              12/30/97             CORPORATE STOCK TRANSFER                 7900-000-00                         279.77
0001046              12/31/97             CORPORATE SERVICES                       7800-000-00                          93.27
0001047              12/31/97             AMERITECH                                7800-000-00                          18.61

                                                                                                                     --------
                                                    JOURNAL CD-0001 TOTALS:                                          11,412.95
                                                                                                                     ---------
                                                    SOURCE CD TOTALS:                                                11,412.95
                                                                                                                     ---------
                                                    REPORT TOTALS:                                                   11,412.95
                                                                                                                     =========

                                INCOME STATEMENT
                                 (Accrual Basis)
                         October 1, to December 31, 1997

                                                                                  Current                        Year to
                                                                                  Month                          Date
                                                                                  -----                          ----
Income                                                                            $                              $
                                                                                  ------------                   ------------
Cost of Goods Sold
          Beginning Inventory                                                     $                              $
                                                                                  ------------                   ------------
          Inventory Purchases                                                     $                              $
                                                                                  ------------                   ------------
          Ending Inventory                                                        $                              $
                                                                                  ------------                   ------------

          Total Costs of Goods Sold                                               $                              $
                                                                                  ------------                   ------------

Operating Expenses
          Salaries and Wages                                                      $  11,200.00                   $  23,600.00
                                                                                  ------------                   ------------
          Employee Benefits                                                       $                              $
                                                                                  ------------                   ------------
          Shipping & Freight                                                      $      11.00                   $     992.32
                                                                                  ------------                   ------------
          Rent                                                                    $                              $
                                                                                  ------------                   ------------
          Secured Debt Payments                                                   $                              $
                                                                                  ------------                   ------------
          Outside Services                                                        $     190.00                   $   1,519.93
                                                                                  ------------                   ------------
          Telephone                                                               $     199.38                   $     343.31
                                                                                  ------------                   ------------
          Repairs & Maintenance                                                   $                              $
                                                                                  ------------                   ------------
          Miscellaneous Office Expense                                            $      30.00                   $   1,437.78
                                                                                  ------------                   ------------
          Advertising                                                             $                              $
                                                                                  ------------                   ------------
          Travel & Entertainment                                                  $   1,126.77                   $   4,205.53
                                                                                  ------------                   ------------
          Professional Fees                                                       $  28,386.75                   $  28,386.75
                                                                                  ------------                   ------------
          Court Costs                                                             $                              $  16,872.00
                                                                                  ------------                   ------------
          Insurance:                     Liability                                $                              $
                                                                                  ------------                   ------------
                                         Property                                 $                              $
                                                                                  ------------                   ------------
                                         Vehicle                                  $                              $
                                                                                  ------------                   ------------
                                         Worker's Compensation                    $                              $
                                                                                  ------------                   ------------
                                         Other - Bond                             $    (920.00)                  $    (920.00)
                                                                                  ------------                   ------------
          Taxes:                         Payroll                                  $     936.90                   $   2,254.70
                                                                                  ------------                   ------------
                                         Sales                                    $                              $
                                                                                  ------------                   ------------
                                         Income                                   $                              $
                                                                                  ------------                   ------------
                                         Real Property                            $                              $
                                                                                  ------------                   ------------
                                         Personal Property                        $                              $
                                                                                  ------------                   ------------

          Total Operating Expenses                                                $  41,160.80                   $  78,692.32
                                                                                  ------------                   ------------
          Total Profit (Loss) from Operations                                     $ (41,160.80)                   $(78,692.32)
                                                                                  ------------                   ------------

          Other Income (Expense)                                                  $                              $
                                                                                  ------------                   ------------
                    Gain (Loss) on Sale of Assets                                 $                              $
                                                                                  ------------                   ------------
                    Interest Expense                                              $                              $
                                                                                  ------------                   ------------
                    Interest Income                                               $                              $
                                                                                  ------------                   ------------
                    Dividend income                                               $       3.21                   $      16.34
                                                                                  ------------                   ------------

                    Total                                                         $       3.21                   $      16.34
                                                                                  ------------                   ------------

          Total Profit (Loss) for Month                                           $ (41,157.59)                  $ (78,675.98)
                                                                                  ------------                   ------------

                               CASH FLOW STATEMENT
                                December 31, 1997

                                                                                                         Projected
                                                                                  Current               For current
                                                                                  Month                    Month
           Receipts:
                     Sales (Cash Only)                                            $                    $
                                                                                  ------------         ------------
                     Collections of Accounts Receivable                           $                    $
                                                                                  ------------         ------------
                     Other Income - Bond Refund & Dividend                        $     923.21         $
                                                                                  ------------         ------------

           Total Receipts                                                         $     923.21         $
                                                                                  ------------         ------------

           Disbursements:

                     Purchases and Inventory                                      $                    $
                                                                                  ------------         ------------
                     Salaries and Wages                                           $   7,391.20         $
                                                                                  ------------         ------------
                     Employee Benefits                                            $                    $
                                                                                  ------------         ------------
                     Shipping &  Freight                                          $      11.00         $
                                                                                  ------------         ------------
                     Rent                                                         $                    $
                                                                                  ------------         ------------
                     Secured Debt Payments                                        $                    $
                                                                                  ------------         ------------
                     Outside Services                                             $     190.00         $
                                                                                  ------------         ------------
                     Telephone                                                    $     199.38         $
                                                                                  ------------         ------------
                     Repairs & Maintenance                                        $                    $
                                                                                  ------------         ------------
                     Miscellaneous Office Expense                                 $      30.00         $
                                                                                  ------------         ------------
                     Advertising                                                  $                    $
                                                                                  ------------         ------------
                     Travel & Entertainment                                       $   1,126.77         $
                                                                                  ------------         ------------
                     Professional Fees                                            $  28,386.75         $
                                                                                  ------------         ------------
                     Court Costs                                                  $                    $
                                                                                  ------------         ------------

           Insurance:          Liability                                          $                    $
                                                                                  ------------         ------------
                               Property                                           $                    $
                                                                                  ------------         ------------
                               Vehicle                                            $                    $
                                                                                  ------------         ------------
                               Worker's Compensation                              $                    $
                                                                                  ------------         ------------
                               Other                                              $                    $
                                                                                  ------------         ------------

           Taxes:              Payroll                                            $   1,833.10         $
                                                                                  ------------         ------------
                               Sales                                              $                    $
                                                                                  ------------         ------------
                               Income                                             $                    $
                                                                                  ------------         ------------
                               Real Property                                      $                    $
                                                                                  ------------         ------------
                               Personal Property                                  $                    $
                                                                                  ------------         ------------

           Total Disbursements                                                    $  39,168.20         $
                                                                                  ------------         ------------

           Cash Flow                                                              $ (38,244.99)        $
                                                                                  ------------         ------------

                              Monthly Questionnaire

I.       Accounts Payable and Receivable Aging:

         Attach an Accounts Payable and Receivable Aging Schedule, identifying in chronological (or reverse chronological) order every debt which came due after the commencement of the bankruptcy case but has not been paid, and specifying the creditor by name and address, the nature of the debt (e.g., rent, advertising, wages, etc.), the amount owed and the date on which the obligation came due. Provide summary information below for both accounts payable and accounts receivable:


                                                Accounts Payable           Accounts Receivable
----------------------------------------------------------------------------------------------
Less Than 31 Days Past Due
                                                ----------------           -------------------
31 to 60 Days Past Due
                                                ----------------           -------------------
61 to 90 Days Past Due
                                                ----------------           -------------------
91 to 120 Days Past Due
                                                ----------------           -------------------
Over 120 Days Past Due
                                                ----------------           -------------------


II.      Payments to Secured Creditors and Lessors:

         Identify every secured Creditor and lessor by name and address, and provide the requested information. Where there is a postpetition stipulation or court order governing the creditor's treatment, respond on the basis of that stipulation or order; otherwise, respond on the basis of the prepetition contract or lease.


Creditor Name and Address         Payment             Periodic          Date of                Post Petition Payments
                                  Period              Payment           Last                    Made                Missed
                                  (mo/wk)             Amount            Payment          --------------------------------------
                                                                                          No.       Amount      No.      Amount
-------------------------------------------------------------------------------------------------------------------------------

MONTHLY QUESTIONNAIRE
Page 2

III.     Tax Liability

         Gross Payroll Expense for Report Month:                    $11,200.00
                                                                    ----------

         Gross Sales Subject to Sales Tax for Report Month         $      0.00
                                                                    ----------


                                           Date Paid        Amount Paid        Due But Not Paid          Accrued But Not Due
----------------------------------------------------------------------------------------------------------------------------
Federal Payroll & Withholding                                                                            3,450.40
State Payroll & Withholding                                                                              3,064.50
State Sales & Use

IV.   Insurance Coverage

                                                                     Amount of             Policy Expiration           Policy Paid
                                        Carrier/Agent Name           Coverage              Date                        Through Date
-----------------------------------------------------------------------------------------------------------------------------------
Worker's Compensation
Liability
Fire & Extended Coverage
Property
Theft
Vehicle
Life (Beneficiary):
Other (specify):

V.       Postpetition Payments

         A. Has the Debtor made any payments outside of the ordinary course of business to any officers, shareholders, directors, other principals or insider-employees or to professionals without specific authorization under a Bankruptcy Court order? NO

         If the answer is yes, identify each person paid, the date and amount of such payment(s) and the basis for each such payment.

         B. Has the Debtor, following the commencement of the bankruptcy case, made any payments on account of prepetition unsecured debts, except as specifically authorized by the Bankruptcy Court? NO

         If the answer is yes, identify each person paid, the date and amount of such payment(s) and the basis for each such payment.

MONTHLY QUESTIONNAIRE
Page 3


VI.      Narrative

         Provide a brief narrative report of any significant events outside of the ordinary course of business which occurred during the Report Month:




VII.     U.S. Trustee Fees

Quarter Ending       Total                 Quarterly Fee          Amount Paid              Date Paid           Total Quarterly
                     Disbursement                                                                              Fees Due But
                     During Quarter                                                                            Not Paid
-------------------------------------------------------------------------------------------------------------------------------




         I declare under penalty of perjury that I have reviewed the income statement, cash flow statement, projections, balance sheet and monthly questionnaire attached hereto and, after making reasonable inquiry, believe that these documents are accurate and correct.


           DATED this 18th day of December, 1997.

                                               By: /s/ Richard Cascarilla
                                                   ----------------------